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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified accountants, we hereby consent to the use of our report included herein dated February 22, 2000 and the reference to our firm under the caption "Experts" included in or made part of this Form SB-2.

          /s/ LUCAS, HORSFALL, MURPHY AND PINDROH, LLP

Pasadena, CA

March 15, 2000